UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 17, 2014

ZOOM TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18672	51-0448969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Headquarters:
Sanlitun SOHO, Building B, 19th Floor
No. 8 Workers Stadium North Road
Chaoyang District, Beijing, China 100027

U.S. office:
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of Americas
New York, NY 10105

(Address of principal executive offices including zip code)

(212) 370-1300
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 17, 2014, Zoom Technologies, Inc. (the "Company") received a letter from the NASDAQ Stock Market ("Nasdaq") indicating that, in light of the Company's May 23, 2014 filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and the June 16, 2014 filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, Nasdaq had determined that the Company had regained compliance with the periodic filing requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1).

On June 20, 2014, the Company issued a press release announcing that it had regained compliance with Nasdaq's periodic filing requirements. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits.
Exhibit No.	Description

99.1	Press Release, dated June 20, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TECHNOLOGIES, INC.

Date: June 20, 2014	By: /s/ Patrick Wong Patrick Wong Chief Financial Officer and Secretary